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                                                                                                 Exhibit 21

Company Name                                              Related Name                                            State
------------------                                        -----------------------                                -------
C-DON Partnership                                                                                                   PA
Citizens Capital Ventures Corp.                                                                                     DE
Citizens Communications Company                                                                                     DE
Citizens Directory Services Company L.L.C.                                                                          DE
Citizens Louisiana Accounting Company                                                                               DE
Citizens Mohave Cellular Company                                                                                    DE
Citizens NEWCOM Company                                                                                             DE
Citizens NEWTEL, LLC                                       New North Telecommunications, Inc.                       DE
Citizens Pennsylvania Company LLC                                                                                   DE
Citizens SERP Administration Company                                                                                DE
Citizens Telecom Services Company L.L.C.                                                                            DE
Citizens Telecommunications Company of California Inc.     Frontier Communications of California                    CA
Citizens Telecommunications Company of Idaho               Citizens Communications Company of Idaho;                DE
                                                           Frontier Communcations Company of Idaho
Citizens Telecommunications Company of Illinois            Citizens Communications Company of Illinois;             IL
                                                           Frontier Citizens Communications of Illinois
Citizens Telecommunications Company of Minnesota, LLC      Citizens Communications of Minnesota; Frontier           DE
                                                           Communications of Minnesota
Citizens Telecommunications Company of Montana             Frontier Communications of Montana                       DE
Citizens Telecommunications Company of Nebraska            Citizens Communications Company of Nebraska; Frontier    DE
                                                           Communications of Nebraska
Citizens Telecommunications Company of Nebraska LLC                                                                 DE
Citizens Telecommunications Company of Nevada              Frontier Communications of Nevada                        NV
Citizens Telecommunications Company of New York, Inc.      Citizens Communications Company of New York;             NY
                                                           Citizens Telecom;  Frontier Communications of New York
Citizens Telecommunications Company of Oregon              Frontier Communications of Oregon                        DE
Citizens Telecommunications Company of Tennessee L.L.C.                                                             DE
Citizens Telecommunications Company of the Golden State                                                             CA
Citizens Telecommunications Company of the Volunteer
 State LLC                                                                                                          DE
Citizens Telecommunications Company of the White
 Mountains, Inc.                                           Frontier Communications of the White Mountains           DE
Citizens Telecommunications Company of Tuolumne                                                                     CA
Citizens Telecommunications Company of Utah                                                                         DE
Citizens Telecommunications Company of West Virginia       Citizens Communications of the Mountain State;           WV
                                                           Frontier Communications of West Virginia
Citizens Utilities Capital L.P.                                                                                     DE
Citizens Utilities Rural Company, Inc.                     Frontier Citizens Utilities Rural                        DE
Commonwealth Communication, LLC                            Frontier Communications Equipment Services               DE
Commonwealth Telephone Company                             Frontier Communications Commonwealth Telephone Company   PA
Commonwealth Telephone Company LLC                                                                                  PA
Commonwealth Telephone Enterprises LLC                                                                              PA
Commonwealth Telephone Enterprises of Delaware, Inc.                                                                DE
Commonwealth Telephone Enterprises, Inc.                                                                            PA
Commonwealth Telephone Management Services, Inc.                                                                    PA
Conference-Call USA, LLC                                                                                            DE
CTE Delaware Holdings, LLC                                                                                          DE
CTE Holdings, Inc.                                                                                                  PA
CTE Services, Inc.                                                                                                  PA


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CTE Telecom, LLC                                           Commonwealth Long Distance Company;                      PA
                                                           Epix Internet Services;
                                                           Frontier Communications CTE Telecom Company
CTSI, LLC                                                  Frontier Communications CTSI Company                     PA
CU Capital LLC                                                                                                      DE
CU Wireless Company LLC                                                                                             DE
Electric Lightwave NY, LLC                                                                                          DE
Evans Telephone Holdings, Inc.                                                                                      DE
Fairmount Cellular LLC                                                                                              GA
Frontier Cable of Wisconsin LLC                                                                                     WI
Frontier Communications - Midland, Inc.                                                                             IL
Frontier Communications - Prairie, Inc.                                                                             IL
Frontier Communications - Schuyler, Inc.                                                                            IL
Frontier Communications - St. Croix LLC                                                                             WI
Frontier Communications of Alabama, LLC                                                                             AL
Frontier Communications of America, Inc.                   Citizens Communications Company; Citizens Long Distance  DE
                                                           Company; Citizens Long Distance; Citizens Telecom;
                                                           Frontier Long Distance
Frontier Communications of AuSable Valley, Inc.                                                                     NY
Frontier Communications of Breezewood, LLC                                                                          PA
Frontier Communications of Canton, LLC                                                                              PA
Frontier Communications of DePue, Inc.                                                                              IL
Frontier Communications of Fairmount LLC                                                                            GA
Frontier Communications of Georgia LLC                                                                              GA
Frontier Communications of Illinois, Inc.                                                                           IL
Frontier Communications of Indiana LLC                                                                              IN
Frontier Communications of Iowa, Inc.                                                                               IA
Frontier Communications of Lakeside, Inc.                                                                           IL
Frontier Communications of Lakewood, LLC                                                                            PA
Frontier Communications of Lamar County, LLC                                                                        AL
Frontier Communications of Michigan, Inc.                                                                           MI
Frontier Communications of Minnesota, Inc.                                                                          MN
Frontier Communications of Mississippi LLC                                                                          MS
Frontier Communications of Mondovi LLC                                                                              WI
Frontier Communications of Mt. Pulaski, Inc.                                                                        IL
Frontier Communications of New York, Inc.                                                                           NY
Frontier Communications of Orion, Inc.                                                                              IL
Frontier Communications of Oswayo River, LLC                                                                        PA
Frontier Communications of Pennsylvania, LLC                                                                        PA
Frontier Communications of Rochester, Inc.                                                                          DE
Frontier Communications of Seneca-Gorham, Inc.                                                                      NY
Frontier Communications of Sylvan Lake, Inc.                                                                        NY
Frontier Communications of the South, LLC                                                                           AL
Frontier Communications of Thorntown LLC                                                                            IN
Frontier Communications of Viroqua LLC                                                                              WI
Frontier Communications of Wisconsin LLC                                                                            WI
Frontier Directory Services Company, LLC                                                                            DE
Frontier InfoServices Inc.                                                                                          DE
Frontier Security Company                                  Frontier Home Security                                   DE
Frontier Subsidiary Telco LLC                                                                                       DE
Frontier TechServ, Inc.                                                                                             DE
Frontier Telephone of Rochester, Inc.                                                                               NY
Global Valley Networks, Inc.                               Frontier Communications of Global Valley                 CA

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GVN Services                                               Frontier Communications Global Valley Long Distance      CA
Mohave Cellular Limited Partnership                                                                                 DE
Navajo Communications Company, Inc.                        Frontier Navajo Communications                           NM
NCC Systems, Inc.                                          Cablevision of Needles                                   TX
Ogden Telephone Company                                                                                             NY
Phone Trends, Inc.                                                                                                  NY
Rhinelander Telecommunications, LLC                        Citizens Communications Copmany of Wisconsin             WI
Rhinelander Telephone LLC                                  Frontier Rhinelander Telephone Company                   WI
Rib Lake Cellular for Wisconsin RSA#3, Inc.                Citizens Communications Company of Wisconsin             WI
Rib Lake Telecom, Inc.                                     Frontier Rib lake Telecom                                WI
T.M.H., Inc.                                                                                                        DE
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